UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010 (April 26, 2010)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”) conducted its earnings conference call relating to the three months ended March 31, 2010.  The earnings call was made available to the public via conference call and audio webcast and the slides that accompanied the presentation were available to the public at the time of the earnings call and webcast through the website of Hertz Holdings’ subsidiary, The Hertz Corporation.  Certain financial information relating to completed fiscal periods that was part of the earnings call is included in the set of slides that accompanied the earnings call, a copy of which is attached hereto as Exhibit 99.1.

The earnings call included certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are attached hereto as part of Exhibit 99.1.  The reasons why Hertz Holdings’ and The Hertz Corporation’s management believe that the presentation of the non-GAAP financial measures included in the earnings call provide useful information regarding Hertz Holdings’ and The Hertz Corporation’s financial condition and results of operations and additional purposes, if any, why Hertz Holdings’ and The Hertz Corporation’s management utilize the non-GAAP financial measures are attached hereto as part of Exhibit 99.1.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements include information concerning the Company’s outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith, as well as any other statement that does not directly relate to any historical or current fact.  These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast” or similar expressions.  These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances.  We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.  Among other items, such factors could include overall strength and stability of general economic conditions, both in the United States and in global markets; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; and changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations or the cost thereof.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2009,  as filed with the United States Securities and Exchange Commission, or the “SEC,” on February 26, 2010 and March 1, 2010, respectively, could affect Hertz Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Slides relating to April 26, 2010 Hertz Holdings earnings call.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ ELYSE DOUGLAS
Name:	Elyse Douglas
Title:	Executive Vice President and
Chief Financial Officer

Date:  April 28, 2010